SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) January 8, 2007
MANAKOA SERVICES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

NEVADA
(State or Other Jurisdiction of Incorporation)

000-27365	88-0440528
(Commission File Number)	(I.R.S. Employer Identification No.)

7203 W. Deschutes Avenue, Suite B, Kennewick, WA 99336
(Address of Principal Executive Offices) (Zip Code)

(509) 736-7000
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

    Item 8.01 Other Events.

On January 8, 2007, Manakoa Services Corporation issued a press release to announce that UTEK Corporation (AMEX:UTK - News; LSE-AIM:UTK) a specialty finance company focused on technology transfer, and Manakoa Services Corporation (OTCBB:MKOS - News), a company focused on global security technology products, are pleased to announce today that Manakoa Services Corporation has acquired Infinite Identification Technologies, Inc., a subsidiary of UTEK Corporation, in a stock transaction.

Identification Technologies, Inc. possesses a worldwide exclusive license for a reflective wireless technology for RFID and remote sensor applications. The technology was originally developed by a federal research laboratory for the U.S. Department of Defense for covert communication operations and is now declassified. It is designed to utilize modulated-reflectance technology to enhance radio frequency identification tracking systems and sensors.

Section 9 - Financial Statements and Exhibits

    Item 9.01 Financial Statements and Exhibits

a) Financial Statements
None

b) Exhibits

Exhibit No.    Description
99.1	Press Release - announced today that Manakoa Services Corporation has acquired Infinite Identification Technologies, Inc., a subsidiary of UTEK Corporation, in a stock transaction..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, The registrant has duly caused this report to be signed on its behalf by The undersigned hereunto duly authorized.

MANAKOA SERVICES CORPORATION

Date: 1/8/07	By:	/s/ James C. Katzaroff
James C. Katzaroff
Title: Chief Executive Officer